UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 Tysons Boulevard, Suite 550
McLean, VA 22102
(Address of principal executive offices, including zip code)

(571) 730-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, Lightbridge Corporation (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on July 14, 2015. At the Annual Meeting, the Company’s stockholders approved the Lightbridge Corporation 2015 Equity Incentive Plan (the “2015 Plan”). The Company’s Board of Directors approved the 2015 Plan on March 25, 2015, subject to stockholder approval at the Annual Meeting.

A summary of the 2015 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 12, 2015 and is incorporated herein by reference. That summary of the 2015 Plan does not purport to be complete and is qualified in its entirety by the full text of the 2015 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on July 14, 2015 in Washington, DC. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of five director nominees, (ii) ratification of BDO USA, LLC as the Company’s independent registered public accounting firm for fiscal year 2015, (iii) adoption of the 2015 Plan and (iv) the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The results of the votes are set forth below.

Proposal No. 1 – Election of Directors

The following nominees were elected as directors by the votes indicated to serve until the Company’s next annual meeting of stockholders, as set forth in the proxy statement:

Nominee	For	Withheld	Broker-Non Vote
Seth Grae	3,241,002	141,805	7,987,170
Thomas Graham, Jr.	3,216,980	165,827	7,987,170
Victor E. Alessi	3,204,123	178,684	7,987,170
Kathleen Kennedy Townsend	2,779,213	603,594	7,987,170
Daniel B. Magraw	3,245,849	136,958	7,987,170

Proposal No. 2 – Ratification of Auditors

The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
11,165,778	138,747	65,452	0

Proposal No. 3 – Approval of the Lightbridge Corporation 2015 Equity Incentive Plan

The proposal to approve the Lightbridge Corporation 2015 Equity Incentive Plan was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
2,105,550	1,207,220	70,037	7,987,170

Proposal No. 4 – Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
2,157,436	1,123,205	102,166	7,987,170

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Lightbridge Corporation 2015 Equity Incentive Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2015

LIGHTBRIDGE CORPORATION

By:	/s/ Seth Grae
Name:	Seth Grae
Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Lightbridge Corporation 2015 Equity Incentive Plan.